Exhibit 10.1

EXECUTION COPY

LETTER AMENDMENT NO. 2

July 31, 2007

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Citicorp USA, Inc., as agent

(the “Agent”) for the Lenders

Ladies and Gentlemen:

Reference is made to the Five Year Credit Agreement dated as of June 6, 2006, as amended by the Letter Amendment dated as of August 23, 2006 (as so amended, the “Credit Agreement”) among Science Applications International Corporation (the “Company”), the banks and other financial institutions and the initial issuing banks listed on the signature pages thereof, and Citicorp USA, Inc., as agent (the “Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

The undersigned hereby requests that each of the Lenders agree to extend the Maturity Date for one year, to June 6, 2012.

The Company hereby certifies that, as of the date hereof, the representations and warranties contained in Section 4.01 of the Credit Agreement are correct and no event has occurred and is continuing that constitutes a Default or an Event of Default.

This Letter Amendment shall become effective as to each Lender that executes and returns this Letter Amendment as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Requisite Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation

By
Title:

SAIC, INC., a Delaware corporation

By
Title:

Agreed as of the date first above written:

CITICORP USA, INC., as Administrative Agent and as a Lender

By

Title:

WACHOVIA BANK NATIONAL ASSOCIATION

By
Title:

BANK OF AMERICA, N.A.

By
Title:

MORGAN STANLEY BANK

By
Title:

U.S. BANK NATIONAL ASSOCIATION

By
Title:

THE BANK OF NEW YORK

By
Title:

KEYBANK NATIONAL ASSOCIATION

By
Title:

THE BANK OF NOVA SCOTIA

By
Title:

ROYAL BANK OF SCOTLAND PLC

By
Title:

SOCIETE GENERALE

By
Title: